Exhibit 10.25

SEVENTEENTH AMENDMENT TO THE SEMICONDUCTOR LINE OPERATION AGREEMENT

This SEVENTEENTH AMENDMENT TO THE SEMICONDUCTOR LINE OPERATION AGREEMENT (this “17th Amendment”), is effective as of March 31, 2025 (the “Amendment Effective Date”), and amends the SEMICONDUCTOR LINE OPERATION AGREEMENT dated December 23, 2012, as amended by the sixteen (16) prior amendments, the last of which was dated February 21, 2025, (the “Agreement”), by and between SkyWater Technology Foundry, Inc. (“SkyWater”) and D-Wave Systems Inc. (“D-Wave”), each a “Party” and collectively, the “Parties”. Capitalized terms used but not defined in this 17th Amendment have the meaning ascribed to them under the Agreement.

WHEREAS:

A.SkyWater and D-Wave previously entered into a multi-year pricing agreement covering calendar years 2025, 2026, and 2027; and

B.The Parties now desire to modify and restate the financial terms and pricing of that multi-year pricing agreement.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the Parties agree to amend the Agreement as follows:

1.As of the Amendment Effective Date, this 17th Amendment amends, restates, and replaces the 15th and 16th Amendments to the Agreement.
2.Pricing. The pricing in the tables below apply between the Parties, and all conflicting pricing is deleted from the Agreement:
    Calendar Year 2025

			Eng. Hourly Rate ($USD)	Eng.Tech Hourly Rate ($USD)	Hot Lot Activity Cost Multiple	Hot Hand Carry Lot Activity Cost Multiple	FA Charge Reduction
Min Annual Commit	Base Activity Price	RSC Activity Rate ($USD)
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]	[*****]x	[*****]%
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]	[*****]x	[*****]%
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]	[*****]x	[*****]%
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]	[*****]x	[*****]%

Certain identified information has been excluded from the exhibit because it is (i) not material and (ii) the type that the registrant treats as private or confidential. Redacted information is marked with a [*****].

    Calendar Year 2026

			Eng. Hourly Rate ($USD)	Eng.Tech Hourly Rate ($USD)	Hot Lot Activity Cost Multiple	Hot Hand Carry Lot Activity Cost Multiple	FA Charge Reduction
Min Annual Commit	Base Activity Price	RSC Activity Rate ($USD)
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]	[*****]x	[*****]%
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]	[*****]x	[*****]%
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]	[*****]x	[*****]%
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]	[*****]x	[*****]%

    Calendar Year 2027

			Eng. Hourly Rate ($USD)	Eng.Tech Hourly Rate ($USD)	Hot Lot Activity Cost Multiple	Hot Hand Carry Lot Activity Cost Multiple	FA Charge Reduction
Min Annual Commit	Base Activity Price	RSC Activity Rate ($USD)
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]	[*****]x	[*****]%
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]	[*****]x	[*****]%
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]	[*****]x	[*****]%
$[*****]	$[*****]	[*****]	$[*****]	$[*****]	[*****]	[*****]x	[*****]%

a)SkyWater will charge $[*****] per quarter for program management services.

a)Prices, fees, and costs not set forth in this 17th Amendment will be invoiced based on SkyWater’s then-current applicable SOP and standard commercial price list.

•Chemical Mechanical Polishing (“CMP”) change overs will be billed on a per lot basis. The price for each lot will be [*****] activities multiplied by the Base Activity Rate. Activities incurred as part of the CMP change over process will be billed at the Base Activity Rate.
•Reticle Holding Fees do not apply.
•If D-Wave requests use of SkyWater’s standard starting material (“SMAT”) in place of non-standard SMAT, D-Wave will be charged at the Base Activity Rate and not the RSC Activity Rate for that wafer.
•Wafer bank extended from 45 days to 180 days.

b)The pricing set forth above (i) represents a one-time management concession by SkyWater based on D-Wave’s agreement to minimum spend commitments in each of 2025, 2026, and 2027 as described in Section 3 of this 17th Amendment, and (ii) expires December 31, 2027. Beginning January 1, 2028, unless otherwise agreed by the Parties in writing, SkyWater’s standard commercial rates apply.

3.Spend Commitment and Shortfall Payments.

a)2025 Spend Commitment. During calendar year 2025, D-Wave will spend at least $[*****] with SkyWater for services provided during 2025 (the “2025 Spend Commitment”). If by December 31, 2025, D-Wave has not satisfied the 2025 Spend Commitment as set forth in the preceding sentence, SkyWater will invoice, and D-Wave agrees to pay, the difference between the 2025 Spend Commitment and the total fees actually paid by D-Wave to SkyWater for services provided in 2025.

b)2026 Spend Commitment. During calendar year 2026, D-Wave will spend at least $[*****] with SkyWater for services provided during 2026 (the “2026 Spend Commitment”). The 2026 Spend Commitment can be increased up to $[*****] depending on how many of the three 2025 deliverables are met, as outlined in Section 4 below (the “Increased 2026 Spend Commitment”). The Increased 2026 Spend Commitment will be calculated as follows: the 2026 Spend Commitment of $[*****] + (number of 2025 deliverables met x $[*****]). Thus, if all three 2025 deliverables are met, the 2026 Spend Commitment will increase to $[*****]. D-Wave will use SkyWater’s internal records and reports as the basis for determining SkyWater’s completion of deliverables. If by December 31, 2026, D-Wave has not satisfied either the 2026 Spend Commitment or the Increased 2026 Spend Commitment (whichever is applicable) as set forth in the preceding sentence, SkyWater will invoice, and D-Wave agrees to pay, the difference between either the 2026 Spend Commitment or the Increased 2026 Spend Commitment (whichever is applicable) and the total fees actually paid by D-Wave to SkyWater for services provided in 2026.

c)2027 Spend Commitment. During calendar year 2027, D-Wave will spend at least $[*****] with SkyWater for services provided during 2027 (the “2027 Spend Commitment”). If by December 31, 2027, D-Wave has not satisfied the 2027 Spend Commitment as set forth in the preceding sentence, SkyWater will invoice, and D-Wave agrees to pay, the difference between the 2027 Spend Commitment and the total fees actually paid by D-Wave to SkyWater for services provided in 2027.

c)If D-Wave spends in excess of its minimum annual commitment in a given year, it does not receive any incremental pricing discounts.

d)If D-Wave fails to make the shortfall payments described in this Section 3, unless otherwise agreed between the Parties, the pricing set forth in Section 2 of this 17th Amendment immediately terminates and SkyWater’s standard commercial rates apply. Termination of the pricing set forth in Section 2 of this 17th Amendment does not relieve D-Wave of its 2025 Spend Commitment, 2026 Spend Commitment or 2026 Increased Spend Commitment (whichever is applicable), and 2027 Spend Commitment.

4. 2025 Deliverables. There are three deliverables for calendar year 2025. Each deliverable comprises a set of wafer-lots as described in more detail in Table 1 below. Each of the five rows in Table 1 below corresponds to a set of wafer-lots fabricated using a particular process flow, and corresponds to a specific device.
a)Successful completion of deliverable 1 requires on-time completion, as defined in Section 6 below, of all wafer-lots described in the first three rows in Table 1 below. Successful completion of deliverable 2 requires on-time completion, as defined in Section 6 below, of all wafer-lots described in row 4 of Table 1 below. Successful completion of deliverable 3 requires on-time completion, as defined in Section 6 below, of all wafer-lots described in row 5 of Table 1 below.

b)Deliverable 3 comprises a series of two experimental lots each implementing a cycle-of-learning (“COL”) that will include both base-flow steps, as well as run status change (“RSC”) steps, and where the total number of steps may differ from those of the base flow processes. The experimental flow, including specification of RSC steps will be defined by the D-Wave Engineering team in advance of the requested wafer-lot starts.

Table 1 – 2025 D-Wave Deliverable Groups

Deliverable	Device	Purpose	Lots, Wafers per lot	Expected # of process steps	Maximal days-in-fab
1	DU6	Z12 4800 Advantage2 product chips	[*****]	[*****]	[*****]*+ [*****]**
	ULU	Z6 scale chips for product scaling demonstration	[*****]	[*****]	[*****]*+ [*****]**
	RAMBUTAN	Control chip for Gate Model integration	[*****]	[*****]	[*****]+ [*****]**
2	MANGO	Advanced prototype	[*****]	[*****]	[*****]+ [*****]**
3	DU6	2 COL/1 lot each, to be communicated to the SW engineering team in advance of the requested start	[*****]	[*****]	See Eq. 1.
* The DU6 and ULU lots that may satisfy deliverable 1 are already in fabrication. This deliverable is satisfied if these lots ship to D-Wave with an average number of days-in-fab no more than described according to Equation 1 (as defined in Section 6 below), and based on the number of steps remaining at the time of the Amendment Effective Date.
** Additional time in consideration of the time required to perform CMP conversion. A “CMP conversion” means the process of changing over to run D-Wave wafers, and the change back to run material from other SkyWater customers.
In the event of a discrepancy between an entry in the “Expected # of process steps” column, and the process flow for the lot in question, Equation 1 will take precedence in defining the “days-in-fab” for that wafer-lot.

c)SkyWater will use commercially reasonable efforts to maintain consistency in key SkyWater personnel assigned to support D-Wave.

5.Days-in-Fab. For the purposes of this 17th Amendment, “days-in-fab” for a wafer-lot is calculated as follows:
a)the number of days between the time D-Wave requests the lot begin fabrication, and the time that completed wafer-lot leaves SkyWater and is shipped to D-Wave;
b)minus the number of days the wafer-lot is outside of SkyWater’s facility for purposes of executing fabrication steps at D-Wave facilities, or those of D-Wave's other subcontractors;
c)minus any time the wafer lot spends on a D-Wave requested ‘customer hold’;
d)minus time waiting for reticles;
e)minus any time the wafer lots spend in e-test;

f)minus any time required by the SkyWater Engineering team to write any D-Wave requested RSC’s that were not communicated or specified to the SkyWater Engineering team with sufficient lead time prior to execution of the affected steps of the wafer-lot to avoid delay in execution. Note that time spent preparing for any SkyWater requested RSC’s after the request to start fabrication of a wafer-lot does count towards the number of elapsed days-in-fab. D-Wave will endeavour to minimize the number of RSC’s in processing deliverables 1 & 2 in the interests of expediting these lots.

D-Wave commits to running a sacrificial Look Ahead Wafer (“LAW”) to target the process on first design lots. Recognizing the additional work required for the first lot of a new device or mask, one wafer of the first lot can be used as a sacrificial LAW for the purposes of performing reticle alignment, or any other work needed to be done specially on the first lot. D-Wave will not expect the sacrificial LAW to yield, and will expect to be charged for its processing, just as with the other wafers of each lot.

6.On Time Completion. For the wafer-lots listed in the above Table 1 – 2025 D-Wave Deliverable Groups to count as “on-time completion”, the following is required:
a)The average days-in-fab for the lots associated with each deliverable must not exceed the 'Maximal days-in-fab' limit shown for that row; and
b)For deliverables already in fabrication at the time this 17th Amendment is effective, or for any deliverables that include RSC activities, the maximal days-in-fab will not exceed a time defined by Equation 1 which is calculated as follows:
days-in-fab = RSC-Steps * (1.2 day per RSC step) + BASE-Steps * (0.6 day per base flow step) + ( 2 days per CMP conversion step) * (number of CMP conversions) (1)
where “BASE-Steps” means the number of base flow process steps required, or remaining to completion, and “RSC-Steps” means the number of RSC steps defined for the lot. If RSC-Steps are included in the deliverable, these must be clearly defined and communicated to the SkyWater Engineering team prior to the request to begin fabrication of the lot.

7.General.

a)Minimum Lot Size. “Minimum Batch Size” is replaced throughout the Agreement with “Minimum Lot Size”. For as long as the pricing set forth in Section 2 of this 17th Amendment is effective, the Minimum Lot Size is 6 wafers. Any Process Lot that is smaller will be charged as if 6 wafers are in the Process Lot, excluding Engineering Activities and as otherwise set forth in SkyWater SOP.

b)Replacement Agreement. The Parties will work in good faith to replace the Agreement, including all amendments and attachments, with a new agreement (“Replacement Agreement”) to be fully executed by December 31, 2025. The Replacement Agreement will be based on SkyWater’s standard Technology as a Service (TaaS) Agreement and service exhibit forms. If the Replacement Agreement is not fully executed by December 31, 2025, SkyWater may elect to discontinue offering the pricing set forth in Section 2 of this 17th Amendment, in which case SkyWater’s standard commercial rates will apply.

c)Shipments. Wafers and other material shipped under the Agreement will be delivered “Ex Works” point of shipment, as defined in the International Chamber of Commerce’s Incoterms 2020.

SkyWater will make goods available at their premises. D-Wave bears all costs and risks from this point forward, including loading, transport, export/import clearance, and applicable duties.

d)Inconsistency. Except as expressly amended herein, all the terms of the Agreement, as previously amended, will remain unchanged and applicable. To the extent that there is any inconsistency between the terms of this 17th Amendment and the Agreement, as previously amended, the terms of this 17th Amendment will govern.

[Intentionally blank. Signature page follows.]

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this 17th Amendment as of the Amendment Effective Date.

SKYWATER TECHNOLOGY FOUNDRY, INC.        D-WAVE SYSTEMS INC.

    /s/ John Sakamoto                    /s/ Alan Baratz
Signature                        Signature

John Sakamoto ______________________            Alan Baratz_______________________
Name (Print)                        Name (Print)

President & COO__________________            CEO_____________________________
Title                            Title

6/15/2025_______________________            6/15/2025________________________
Date                            Date